UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 3, 2006

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Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On November 3, 2006, Robert Lynn resigned from the Registrant’s Board of Directors, and the committees of the Registrant’s Board of Directors on which he served, for personal reasons. Mr. Lynn previously served on the Registrant’s Compensation Committee and Governance and Nominating Committee. The Registrant’s Board of Directors anticipates appointing Kevin Keating, one of the Registrant’s current directors, to replace Mr. Lynn on the Registrant’s Compensation and Governance and Nominating Committees at its next meeting.

        The Registrant continues to comply with the NASDAQ Marketplace Rules in that a majority of its Board of Directors, and all of the members of the committees of its Board of Directors, are independent, as defined by the NASDAQ Marketplace Rules.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006	BLUE HOLDINGS, INC. By: /s/ Patrick Chow _____________________________________ Patrick Chow, Chief Financial Officer and Secretary

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